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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________

FORM 8-K
_______________________________

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 10, 2006

POSITRON CORPORATION
(Exact name of registrant as specified in its charter)

Texas	000-24092	76-0083622
(State or other jurisdiction	Commission File No:	(I.R.S. Employer
of incorporation or organization)		Identification No.)

1304 Langham Creek Drive, Suite 300, Houston, Texas		77084
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:     (281) 492-7100

_______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant

(b)
On July 10, 2006, Positron Corporation (the "Registrant") engaged Frank L. Sassetti & Co. to be its independent registered public accounting firm.
The Registrant's engagement of Frank L. Sassetti & Co. was approved by the Registrant's Board of Directors.

     During the two most recent fiscal years and through July 10, 2006, the Registrant has not consulted with Frank L. Sassetti & Co. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and either a written report was provided to the Registrant or oral advice was provided that Frank L. Sassetti & Co. concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement and required to be reported under Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

POSITRON CORPORATION /s/ Patrick G. Rooney Patrick G. Rooney Chairman of the Board
Date: July 14, 2006